UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  August 19, 2005
(Date of earliest event reported)



                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                   333-112636              04-3310019
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(State or other jurisdiction       (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)

             60 Wall Street
             New York, New York                                10005
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    (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code  (212) 250-2500
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

Attached hereto as Exhibit 4.1 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for the COMM 2005-C6 Commercial Mortgage Pass-Through Certificates. On August 19, 2005, Deutsche Mortgage & Asset Receiving Corporation (the "Company") caused issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as Depositor, Midland Loan Services, Inc., as the servicer with respect to all of the Mortgage Loans other than Mortgage Loans sold by GMAC Commercial Mortgage Corporation to the Company and the Loews Universal Hotel Portfolio Mortgage Loan (the "Midland Servicer"), GMAC Commercial Mortgage Corporation as the servicer with respect to the Mortgage Loans sold to the Company by GMAC Commercial Mortgage Corporation and the Loews Universal Hotel Portfolio Mortgage Loan (the "GMACCM Servicer" and collectively, with the Midland Servicer, the "Servicers"), GMAC Commercial Mortgage Corporation, as Special Servicer and Wells Fargo Bank, N.A., as Trustee and Paying Agent, of the COMM 2005-C6 Commercial Mortgage Pass-Through Certificates, issued in twenty-seven classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5A, Class A-5B, Class A-1A, Class X-P, Class A-J, Class B, Class C and Class D Certificates are being offered by the Prospectus dated August 5, 2005, as supplemented by the Prospectus Supplement dated August 5, 2005.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01.  Financial Statements and Exhibits.
            ----------------------------------
(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      4.1 Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Midland Loan Services, Inc., as the servicer with respect to all of the Mortgage Loans other than Mortgage Loans sold by GMAC Commercial Mortgage Corporation to the Depositor and the Loews Universal Hotel Portfolio Mortgage Loan (the "Midland Servicer"), GMAC Commercial Mortgage Corporation as the servicer with respect to the Mortgage Loans sold to the Depositor by GMAC Commercial Mortgage Corporation and the Loews Universal Hotel Portfolio Mortgage Loan (the "GMACCM Servicer" and collectively, with the Midland Servicer, the "Servicers"), GMAC Commercial Mortgage Corporation, as Special Servicer and Wells Fargo Bank, N.A., as Trustee and Paying Agent

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DEUTSCHE MORTGAGE & ASSET
                                      RECEIVING CORPORATION

Date: August 31, 2005



                                   By: /s/ Helaine M. Kaplan
                                       -----------------------------------------
                                   Name: Helaine M. Kaplan
                                   Title:   President



                                   By: /s/ Andrew Cherrick
                                       -----------------------------------------
                                   Name: Andrew Cherrick
                                   Title:   Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4.1                             Pooling and Servicing Agreement,   E
                                dated as of August 1, 2005, by
                                and among Deutsche Mortgage &
                                Asset Receiving Corporation, as
                                Depositor, Midland Loan Services,
                                Inc., as the servicer with
                                respect to all of the Mortgage
                                Loans other than Mortgage Loans
                                sold by GMAC Commercial Mortgage
                                Corporation to the Depositor and
                                the Loews Universal Hotel
                                Portfolio Mortgage Loan (the
                                "Midland Servicer"), GMAC
                                Commercial Mortgage Corporation
                                as the servicer with respect to
                                the Mortgage Loans sold to the
                                Depositor by GMAC Commercial
                                Mortgage Corporation and the
                                Loews Universal Hotel Portfolio
                                Mortgage Loan (the "GMACCM
                                Servicer" and collectively, with
                                the Midland Servicer, the
                                "Servicers"), GMAC Commercial
                                Mortgage Corporation, as Special
                                Servicer and Wells Fargo Bank,
                                N.A., as Trustee and Paying Agent